SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2006
POLYONE CORPORATION

(Exact name of registrant as specified in charter)

Ohio	1-16091	34-1730488

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PolyOne Center, 33587 Walker Road, Avon Lake, Ohio	44012

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On June 6, 2006, PolyOne Corporation (“PolyOne”) entered into a definitive Guarantee and Agreement, a Second Amended and Restated Security Agreement, an Amended and Restated Collateral Trust Agreement, and an Amended and Restated Intercreditor Agreement, as described under Item 2.03 below.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On June 6, 2006, PolyOne, as guarantor, entered into a Guarantee and Agreement with Citicorp USA, Inc., as beneficiary and as agent for KeyBank National Association and National City Bank, as beneficiaries. Under the Guarantee and Agreement, PolyOne guarantees the treasury management and banking services provided to PolyOne and its subsidiaries by the beneficiary banks, including but not limited to subsidiary borrowings, interest rate swaps, foreign currency forwards, letters of credit, credit card programs and bank overdrafts. PolyOne’s guarantee is secured by PolyOne’s inventories located in the United States.
Concurrently with the execution of the Guarantee and Agreement, PolyOne entered into a Second Amended and Restated Security Agreement and an Amended and Restated Collateral Trust Agreement, each with U.S. Bank Trust National Association, as collateral trustee, and an Amended and Restated Intercreditor Agreement with Citicorp USA, Inc., as bank agent, U.S. Bank Trust National Association, as collateral trustee, and PolyOne Funding Corporation.
The foregoing description of the Guarantee and Agreement and the related amended agreements is qualified in its entirety by reference to the full text of the respective agreements, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
Exhibit 10.1 — Guarantee and Agreement, dated as of June 6, 2006, between PolyOne, as guarantor, and the beneficiary banks party thereto.
Exhibit 10.2 — Second Amended and Restated Security Agreement, dated as of June 6, 2006, between PolyOne, as grantor, and U.S. Bank Trust National Association, as collateral trustee.

Exhibit 10.3 — Amended and Restated Collateral Trust Agreement, dated as of June 6, 2006, between PolyOne, as grantor, and U.S. Bank Trust National Association, as collateral trustee.
Exhibit 10.4 — Amended and Restated Intercreditor Agreement, dated as of June 6, 2006, between PolyOne, as grantor, and Citicorp USA, Inc., as bank agent, U.S. Bank Trust National Association, as collateral trustee, and PolyOne Funding Corporation.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION
By:	/s/ Richard E. Hahn
Richard E. Hahn
Assistant Secretary

Dated: June 8, 2006